Exhibit 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven A. Rothstein, President of Brownshire Holdings, Inc. certify that:

1.	I have reviewed the annual report on Form 10-KSB of Brownshire Holdings, Inc.;

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

Dated: September 25, 2007

/s/ Steven A. Rothstein
Steven A. Rothstein, President
(Principal Executive Officer)

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Norman S. Lynn, Vice President, Corporate Secretary, and Treasurer of Brownshire Holdings, Inc. certify that:

1.	I have reviewed the annual report on Form 10-KSB of Brownshire Holdings, Inc.;

2.
Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.
Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

Dated: September 25, 2007

/s/ Norman S. Lynn
Norman S. Lynn, Vice President, Corporate Secretary, and Treasurer
(Principal Financial and Accounting Officer)